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                                                                Exhibit 10(ii)

                        Consent of Independent Auditors

The Board of Directors
GE Capital Life Assurance Company of New York
     and
Contractholders
GE Capital Life Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.


/s/  KPMG LLP

Richmond, VA
June 28, 2001